================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2010




                                SPIRE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Massachusetts                0-12742                    04-2457335
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


One Patriots Park, Bedford, Massachusetts                      01730-2396
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (781) 275-6000


                                 Not Applicable
--------------------------------------------------------------------------------
                         (Former name or former address,
                         if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 7, 2010, the executive management of Spire Corporation (the "Company") communicated to its employees a plan to terminate 21 full-time employees, representing approximately 9% of the Company's workforce, to reduce operating expenses and improve the Company's cost structure. Included in this reduction are 4 employees that were involved with the Company's medical products group which was recently divested in a sale to Bard Access Systems. These actions are part of the Company's strategy to create a more streamlined and effective business and cost structure. The Company expects the terminations to be complete by approximately March 31, 2010. The Company anticipates incurring current and future cash expenditures of approximately $430,000 associated with these actions for one-time termination benefits and an additional cash expenditure of approximately $60,000 representing payments of accrued vacation benefits to terminated employees, for a total pre-tax charge of approximately $490,000 in fiscal year 2009. The Company estimates this action will result in pre-tax savings of approximately $2.5 million per year beginning in the second quarter of fiscal 2010.


CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

     This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. These statements reflect the Company's current views with respect to future events and are based on its management's current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, risks associated with market and economic conditions; the risks and uncertainties described in the Company's annual report on Form 10-K, as amended, for the year ended December 31, 2008; and other factors identified from time to time in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements contained herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPIRE CORPORATION



Date: January 13, 2010                 By: /s/ Christian Dufrense
                                           -------------------------------------
                                           Christian Dufresne
                                           Chief Financial Officer and Treasurer